EXHIBIT 10.3

EXECUTION COPY

EUROPEAN GUARANTEE AGREEMENT

dated as of

December 17, 2003,

among

SENSUS METERING SYSTEMS (LUXCO 2) S.AR.L.,

SENSUS METERING SYSTEMS (BERMUDA 3) LTD.,

SENSUS METERING SYSTEMS (LUXCO 1) S.AR.L.,

the Subsidiaries of SENSUS METERING SYSTEMS (LUXCO 2) S.AR.L. identified herein,

and

CREDIT SUISSE FIRST BOSTON,

as European Collateral Agent

i

ii

EUROPEAN GUARANTEE AGREEMENT dated as of December 17, 2003, among SENSUS METERING SYSTEMS (LUXCO 2) S.AR.L., a société A responsabilité limitée incorporated under Luxembourg law (the “European Borrower”), SENSUS METERING SYSTEMS (BERMUDA 3) LTD., a company organized under the laws of Bermuda (“Bermuda Intermediate Holdco”), SENSUS METERING SYSTEMS (LUXCO 1) S.AR.L., a société A responsabilité limitée incorporated under Luxembourg law (“Luxembourg Intermediate Holdco”), the Subsidiaries of the European Borrower identified herein and CREDIT SUISSE FIRST BOSTON (together with its affiliates, “CSFB”), as European collateral agent (the “European Collateral Agent”).

PRELIMINARY STATEMENT

Reference is made to the Credit Agreement dated as of December 17, 2003 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Sensus Metering Systems Inc., a Delaware corporation, the European Borrower, Sensus Metering Systems (Bermuda 2) Ltd., a company organized under the laws of Bermuda, the lenders from time to time party thereto (the “Lenders”) and CSFB, as general administrative agent and as European administrative agent (in such capacity, the “Administrative Agent”).  The Lenders and the Issuing Banks have agreed to extend credit to the Borrowers (such term and each other capitalized term used but not defined in this preliminary statement having the meaning given or ascribed to it in Article I) pursuant to, and upon the terms and conditions specified in, the Credit Agreement.  The obligations of the European Lenders and the European Issuing Banks to extend credit to the European Borrower are conditioned upon, among other things, the execution and delivery of this Agreement by Bermuda Intermediate Holdco, Luxembourg Intermediate Holdco, the European Borrower and the European Subsidiary Guarantors.  Bermuda Intermediate Holdco, Luxembourg Intermediate Holdco and the European Subsidiary Guarantors are affiliates of the European Borrower, will derive substantial benefits from the extension of credit to the European Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the European Lenders and the European Issuing Banks to extend such credit.  Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01.  Credit Agreement.  Capitalized terms used in this Agreement and not otherwise defined herein have the meanings set forth in the Credit

Agreement.  The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 1.02.  Other Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“Agreement” shall mean this European Guarantee Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Bermuda Intermediate Holdco” shall have the meaning assigned to such term in the preamble.

“Claiming Guarantor” shall have the meaning assigned to such term in Section 3.02.

“Contributing Guarantor” shall have the meaning assigned to such term in Section 3.02.

“Credit Agreement” shall have the meaning assigned to such term in the preliminary statement.

“CSFB” shall have the meaning assigned to such term in the preamble.

“European Borrower” shall have the meaning assigned to such term in the preamble.

“European Collateral Agent” shall have the meaning assigned to such term in the preamble.

“European Guarantors” shall mean Bermuda Intermediate Holdco, Luxembourg Intermediate Holdco and the European Subsidiary Guarantors.

“European Issuing Bank” shall mean any Issuing Bank that shall have issued a European Letter of Credit.

“European Loan Document Obligations” shall mean (a) the due and punctual payment of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans made to the European Borrower, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the European Borrower under the Credit Agreement in respect of any European Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations of the European Borrower to any of the European Secured Parties under the Credit Agreement and each of the other Loan Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the European Borrower under or pursuant to the Credit Agreement and each of the other Loan Documents, and (c) the due and punctual payment and performance of all the obligations of each other European Loan Party under or pursuant to this Agreement and each of the other Loan Documents.

“European Loan Parties” shall mean the European Borrower and the European Guarantors.

“European Obligations” shall mean (a) the European Loan Document Obligations and (b) the due and punctual payment and performance all obligations of each European Loan Party under each Hedging Agreement that (i) is in effect on the Closing Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Closing Date or (ii) is entered into after the Closing Date with any counterparty that is a Lender or an Affiliate of a Lender at the time such Hedging Agreement is entered into.

“European Secured Parties” shall mean (a) the European Lenders, (b) the European Administrative Agent, (c) the European Collateral Agent, (d) the European Issuing Banks, (e) each counterparty to any Hedging Agreement with any European Loan Party that either (i) is in effect on the Closing Date if such counterparty is a Lender or an Affiliate of a Lender as of the Closing Date or (ii) is entered into after the Closing Date if such counterparty is a Lender or an Affiliate of a Lender at the time such Hedging Agreement is entered into, (f) the beneficiaries of each indemnification obligation undertaken by the European Loan Parties under any Loan Document and (g) the successors and assigns of each of the foregoing.

“European Subsidiary Guarantors” shall mean (a) the Subsidiaries identified on Schedule I hereto as European Subsidiary Guarantors and (b) each other Subsidiary of the European Borrower that becomes a party to this Agreement as a European Subsidiary Guarantor after the Closing Date.

“French Subsidiary Guarantors” shall mean (i) the Specified French Subsidiary Guarantors, (ii) Sensus Metering Systems France Holdings SAS, a société par actions simplifiée organized under the laws of the Republic of France, and (iii) any Foreign Subsidiary of the European Borrower (other than any such Foreign Subsidiary that is an Immaterial Subsidiary) not in existence on the Closing Date (or any existing Foreign Subsidiary of the European Borrower which ceases to be an Immaterial Subsidiary) organized under the laws of the Republic of France which becomes an additional European Subsidiary Guarantor pursuant to Section 4.15.

“German Subsidiary Guarantors” shall mean (i) Sensus Metering Systems (Germany Holdings) GmbH, a limited liability company organized under the laws of the Federal Republic of Germany, (ii) Invensys Metering Systems Holdings GmbH (to be renamed Sensus Metering Systems Holdings GmbH), a limited liability company organized under the laws of the Federal Republic of Germany, (iii) IMServ GmbH, a limited liability company organized under the laws of the Federal Republic of

Germany, (iv) Invensys Metering Systems GmbH Hannover (to be renamed Sensus Metering Systems (Hannover) GmbH), a limited liability company organized under the laws of the Federal Republic of Germany, (v) Invensys Metering Systems GmbH Ludwigshafen (to be renamed Sensus Metering Systems (Ludwigshafen) GmbH, a limited liability company organized under the laws of the Federal Republic of Germany, (vi) Pollux Meter GmbH & Co. KG, a limited partnership organized under the laws of the Federal Republic of Germany, and (vii) any Foreign Subsidiary of the European Borrower (other than any such Foreign Subsidiary that is an Immaterial Subsidiary) not in existence on the Closing Date (or any existing Foreign Subsidiary of the European Borrower which ceases to be an Immaterial Subsidiary) organized under the laws of the Federal Republic of Germany which becomes an additional European Subsidiary Guarantor pursuant to Section 4.15.

“Luxembourg Intermediate Holdco” shall have the meaning assigned to such term in the preamble.

“Luxembourg Guarantors” shall mean Luxembourg Intermediate Holdco and Sensus Metering Systems (LuxCo 3) S.Ar.l., a société A responsabilité limitée incorporated under Luxembourg law.

“Parallel Obligations” shall have the meaning assigned to such term in Section 4.18(a).

“Principal Obligations” shall have the meaning assigned to such term in Section 4.18(a).

“Relevant German Obligor” shall have the meaning assigned to such term in Section 2.08.

“Specified French Subsidiary Guarantors” shall mean Financiere Pollux SA, a société anonyme organized under the laws of the Republic of France, and Invensys Metering Systems SAS (to be renamed Sensus Metering Systems (France) SAS), a société par actions simplifiée organized under the laws of the Republic of France.

ARTICLE II

Guarantee

SECTION 2.01.  Guarantee.  Each European Guarantor unconditionally guarantees, jointly with the other European Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the European Obligations; provided, however, that (a) the guarantee of the French Subsidiary Guarantors shall be limited as set forth in Section 2.07, (b) the guarantee of the German Subsidiary Guarantors shall be limited as set forth in Section 2.08 and (c) the guarantee of the Luxembourg Guarantors shall be limited as set forth in Section 2.09.  Each of the European Guarantors further agrees that the European Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any European Obligation.  Each of the European Guarantors waives presentment to, demand of payment from and protest to the European Borrower or any other European Guarantor of any European Obligation, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

SECTION 2.02.  Guarantee of Payment.  Each of the European Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the European Collateral Agent or any other European Secured Party to any security held for the payment of the European Obligations or to any balance of any account or credit on the books of the European Collateral Agent or any other European Secured Party in favor of the European Borrower or any other person.

SECTION 2.03.  No Limitations, Etc.  (a) Except for termination of a European Guarantor’s obligations hereunder as expressly provided in Section 4.14, the obligations of each European Guarantor hereunder shall not be subject to any reduction, limitation (other than to the extent set forth in Sections 2.07, 2.08 or 2.09, as applicable), impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any European Obligation or otherwise.  Without limiting the generality of the foregoing, the obligations of each European Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the European Collateral Agent or any other European Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other European Guarantor under this Agreement; (iii) the release of any security held by the European Collateral Agent or any other European Secured Party for the European Obligations or any of them; (iv) any default, failure or delay, wilful or otherwise, in the performance of the European Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any European Guarantor or otherwise operate as a discharge of any European Guarantor as a matter of law or equity (other than the payment in full in cash of all European Obligations).  To the fullest extent permitted by applicable law, each European Guarantor expressly authorizes the European Collateral Agent to take and hold security for the payment and performance of the European Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in its sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the European Obligations, all without affecting the obligations of any European Guarantor hereunder.  The European Collateral Agent shall administer all German Pledge Agreements or other European Security Documents which are transferred to any European Secured Party under an accessory security right in the name and on behalf of the European Secured Parties pursuant to the laws of the Federal Republic of Germany.

(b)  To the fullest extent permitted by applicable law, each European Guarantor waives any defense based on or arising out of any defense of the European Borrower or any other European Loan Party or the unenforceability of the European Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the European Borrower or any other Loan Party, other than the payment in full in cash of all the European Obligations.  The European Collateral Agent and the other European Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the European Obligations, make any other accommodation with the European Borrower or any other European Loan Party or exercise any other right or remedy available to them against the European Borrower or any other European Loan Party, without affecting or impairing in any way the liability of any European Guarantor hereunder except to the extent the European Obligations have been fully and paid in full in cash. To the fullest extent permitted by applicable law, each European Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such European Guarantor against the European Borrower or any other European Loan Party, as the case may be, or any security.

SECTION 2.04.  Reinstatement.  Each of the European Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any European Obligation is rescinded or must otherwise be restored by the European Collateral Agent or any other European Secured Party upon the bankruptcy or reorganization of the European Borrower, any other European Loan Party or otherwise.

SECTION 2.05.  Agreement To Pay; Subrogation.  In furtherance of the foregoing and not in limitation of any other right that the European Collateral Agent or any other European Secured Party has at law or in equity against any European Guarantor by virtue hereof, upon the failure of the European Borrower or any other European Loan Party to pay any European Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each European Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the European Collateral Agent for distribution to the applicable European Secured Parties in cash the amount of such unpaid European Obligation.  Upon payment by any European Guarantor of any sums to the European Collateral Agent as provided above, all rights of such European Guarantor against the European Borrower or any other European Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III.

SECTION 2.06.  Information.  Each European Guarantor assumes all responsibility for being and keeping itself informed of the European Borrower’s and each other European Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the European Obligations and the nature, scope and extent of the risks that such European Guarantor assumes and incurs hereunder, and agrees that none of the European Collateral Agent or the other European

Secured Parties will have any duty to advise the European Borrower or such European Guarantor of information known to it or any of them regarding such circumstances or risks.

SECTION 2.07.  Limitation on Guarantees Under French Law.  Notwithstanding anyting to the contrary set forth herein, the maximum amount payable by the French Subsidiary Guarantors pursuant to this Agreement shall be limited as follows:

(a)  the maximum amount payable by any French Subsidiary Guarantor which is a financial holding company shall not exceed 50% of such French Subsidiary Guarantor’s net assets (capitaux propres, as such term is defined in article 22 of the French decree no. 83-1020 of November 29, 1983) at the time the guarantee of such French Subsidiary Guarantor is enforced, provided that such amount shall not exceed their financial capacities; and

(b)  the maximum amount payable by any French Subsidiary Guarantor which is an operating company with existing indebtedness incurred in the course of its trading activity shall not exceed its financial capacities at the time the guarantee of such French Subsidiary Guarantor is enforced (provided that the indebtedness incurred by such French Subsidiary Guarantor in the course of its trading activity shall be taken into account to determine its financial capacities to pay the amount called under the Guarantee).

In addition, in accordance with article L.225-216 of the French Commercial Code, the guarantee of a Specified French Subsidiary Guarantor under this Agreement shall not extend to any European Obligation incurred for the purpose of financing or refinancing the acquisition or the subscription of the shares of such Specified French Subsidiary Guarantor.  Consequently, no obligation or liability incurred under or deriving from (i) the Term B-2 Loans or (ii) any European Revolving Borrowing used for the purpose of financing or refinancing of the acquisition or the subscription of such French Subsidiary Guarantor shall be guaranteed any Specified French Subsidiary Guarantor.

SECTION 2.08.  Limitation on Guarantees Under German Law.  The European Collateral Agent agrees to release proceeds from the enforcement of the guarantee created hereunder or any security granted by a German Subsidiary Guarantor that is a limited liability company (Gesellschaft mit beschränkter Haftung) or a limited partnership (Kommanditgesellschaft) (the “Relevant German Obligor”) under any Loan Document if and to the extent that such guarantee or security is an up-stream or cross-stream guarantee or security and that the application of proceeds would otherwise lead to the situation that the Relevant German Obligor does not have sufficient assets to maintain its stated share capital (Stammkapital) in accordance with Section 30 German Limited Liability Companies Act (Gesetz betreffend die Gesellschaften mit beschränkter Haftung; GmbHG) (and in case of a limited partnership this shall apply to the general partner which is incorporated in the form of a limited liability company (Gesellschaft mit beschränkter Haftung)) provided that for the purposes of the calculation of the amount to be released (if any) the following balance sheet items shall be adjusted as follows:

(a)  the amount of any increase of stated share capital (Stammkapital) after the date hereof (and in case of a limited partnership this shall apply to the general partner which is incorporated in the form of a limited liability company (Gesellschaft mit beschränkter Haftung)) that has been effected without the prior written consent of the European Collateral Agent shall be deducted from the stated share capital (Stammkapital);

(b)  loans provided to the Relevant German Obligor by any of its direct or indirect shareholders as far as such loans are either directly made from funds made available to such direct or indirect shareholder under the Credit Agreement (on-lent) or are subordinated or qualify under §32a of the German Limited Liability Companies Act (Gesetz betreffend die Gesellschaften mit beschränkter Haftung; GmbHG) shall be disregarded; and

(c)  loans and other contractual liabilities incurred in violation of the provisions of this Agreement and the Credit Agreement shall be disregarded.

In addition, in a situation where the Relevant German Obligor does not have sufficient assets to maintain its stated share capital (Stammkapital) (and in case of a limited partnership this shall apply to the general partner which is incorporated in the form of limited liability company (Gesellschaft mit beschränkter Haftung)), the Relevant German Obligor shall sell and realize, if this is not unreasonable in respect of its business and to the extent legally permitted, any and all of its assets that are shown in the balance sheet with a book value (Buchwert) that is significantly lower than the market value of the asset if such asset is not necessary for its business (betriebsnotwendig).

SECTION 2.09.  Limitation on Guarantees Under Luxembourg Law.  Notwithstanding anything to the contrary set forth herein, the aggregate amount payable by any Luxembourg Subsidiary Guarantor under this Agreement shall, except for down-stream guarantees (which shall be unlimited), be limited to an amount not exceeding at any time the greatest of:

(a)  the principal amount transferred by the European Borrower to such Luxembourg Subsidiary Guarantor in exchange for non-interest bearing notes;

(b)  ninety per cent (90%) of such Luxembourg Subsidiary Guarantor’s net assets (capitaux propres as referred to in article 214 of the amended Luxembourg Law of 10 August 1915 on Commercial Companies) as reflected in its then most recent annual accounts approved by a shareholders meeting; and

(c)  ninety per cent (90%) of such Luxembourg Subsidiary Guarantor’s net assets (capitaux propres as referred to in article 214 of the amended Luxembourg Law of 10 August 1915 on Commercial Companies) as at the date of this Agreement.

Notwithstanding anything to the contrary set forth herein, the European Secured Parties hereby expressly acknowledge and agree that, in the event that this guarantee shall be enforced, the liability of Sensus Metering Systems (LuxCo 3) SARL hereunder shall be limited to the proceeds of enforcement of the pledge constituted on the date hereof by Sensus Metering Systems (LuxCo 3) SARL over its shares in Sensus Metering Systems France Holdings.  No other assets or property of Sensus Metering Systems (LuxCo 3) SARL shall be realized to perform its obligations under this guarantee.  The foregoing limitation of recourse shall be of essence to Sensus Metering Systems (LuxCo 3) SARL’s obligations hereunder.

ARTICLE III

Indemnity, Subrogation and Subordination

SECTION 3.01.  Indemnity and Subrogation.  In addition to all such rights of indemnity and subrogation as the European Guarantors may have under applicable law (but subject to Section 3.03), the European Borrower agrees that (a) in the event a payment shall be made by any European Guarantor under this Agreement, the European Borrower shall indemnify such European Guarantor for the full amount of such payment and such European Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any European Guarantor shall be sold pursuant to this Agreement or any other European Security Document to satisfy in whole or in part a claim of any European Secured Party, the European Borrower shall indemnify such European Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 3.02.  Contribution and Subrogation.  Each European Guarantor (a “Contributing Guarantor”) agrees (subject to Section 3.03) that, in the event a payment shall be made by any other European Guarantor hereunder in respect of any European Obligation or assets of any other European Guarantor shall be sold pursuant to any European Security Document to satisfy any European Obligation owed to any European Secured Party and such other European Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the European Borrower as provided in Section 3.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the European Guarantors on the date hereof (or, in the case of any European Guarantor becoming a party hereto pursuant to Section 4.16, the date of the Supplement hereto executed and delivered by such European Guarantor).  Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 3.02 shall be subrogated to the rights of such Claiming Guarantor under Section 3.01 to the extent of such payment.

SECTION 3.03.  Subordination.  (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the European Guarantors under Sections 3.01 and 3.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the European Obligations.  No failure on the part of the European Borrower or any European Guarantor to make the payments required by Sections 3.01 and 3.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any European Guarantor with respect to its obligations hereunder, and each European Guarantor shall remain liable for the full amount of its obligations hereunder.

(b)  The European Borrower and each European Guarantor hereby agrees that all Indebtedness and other monetary obligations owed by it to the European Borrower or any other Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the European Obligations.

ARTICLE IV

Miscellaneous

SECTION 4.01.  Notices.  All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement.  All communications and notices hereunder to any European Guarantor shall be given to it in care of the European Borrower as provided in Section 9.01 of the Credit Agreement.

SECTION 4.02.  Rights and Obligations Absolute.  All rights of the European Collateral Agent hereunder and all obligations of each European Loan Party hereunder shall be absolute and unconditional irrespective of, to the fullest extent permitted by applicable law (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any European Obligation or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the European Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection with respect to any security, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the European Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any European Loan Party in respect of the European Obligations or this Agreement.

SECTION 4.03.  Survival of Agreement.  All covenants, agreements, representations and warranties made by the European Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans to the European Borrower and issuance of any European Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the European Collateral Agent, any European Issuing Bank or any European Lender may

have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan to the European Borrower or any related fee or any other related amount payable under any Loan Document is outstanding and unpaid or the aggregate European L/C Exposure does not equal zero and so long as the Commitments to make Loans to the European Borrower have not expired or terminated.

SECTION 4.04.  Binding Effect; Several Agreement.  This Agreement shall become effective as to any European Loan Party when a counterpart hereof executed on behalf of such European Loan Party shall have been delivered to the European Collateral Agent and a counterpart hereof shall have been executed on behalf of the European Collateral Agent, and thereafter shall be binding upon such European Loan Party and the European Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such European Loan Party, the European Collateral Agent and the other European Secured Parties and their respective successors and assigns, except that no European Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void).  This Agreement shall be construed as a separate agreement with respect to each European Loan Party and may be amended, modified, supplemented, waived or released with respect to any European Loan Party without the approval of any other European Loan Party and without affecting the obligations of any other European Loan Party hereunder.

SECTION 4.05.  Successors and Assigns.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any European Loan Party or the European Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 4.06.  European Collateral Agent’s Fees and Expenses; Indemnification.  (a) The parties hereto agree that the European Collateral Agent shall be entitled to reimbursement of its reasonable and documented expenses incurred hereunder as provided in Section 9.05 of the Credit Agreement.

(b)  Without limitation of its indemnification obligations under the other Loan Documents, each European Loan Party jointly and severally agrees to indemnify the European Collateral Agent and the other Indemnitees against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related reasonable and documented out of pocket expenses, including the reasonable and documented fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any agreement or instrument contemplated hereby or any claim, litigation, investigation or proceeding relating to any of the foregoing agreements or instruments contemplated hereby or thereby, whether or not any Indemnitee is a party thereto; provided, however, that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, wilful misconduct or bad faith of such Indemnitee (and any Indemnitee receiving payment under this Section 4.06(b) shall promptly refund the amount of such payment to the extent that there is a final and nonappealable judgment of a court of competent jurisdiction that such Indemnitee was not entitled to indemnification in respect of such payment by virtue of such Indemnitee’s gross negligence, wilful misconduct or bad faith).

(c)  Any such amounts payable as provided hereunder shall be additional European Obligations guaranteed hereby and secured by the other European Security Documents.  The provisions of this Section 4.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the European Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the European Collateral Agent or any other European Secured Party.  All amounts due under this Section 4.06 shall be payable on written demand therefor and shall bear interest at the rate specified in Section 2.06(a) of the Credit Agreement.

SECTION 4.07.  Applicable Law.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 4.08.  Waivers; Amendment.  (a) No failure or delay by the European Collateral Agent, any European Lender or any European Issuing Bank in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the European Collateral Agent, the European Lenders and the European Issuing Banks hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of any Loan Document or consent to any departure by any European Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality of the foregoing, the making of a Loan to the European Borrower or issuance of a European Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the European Collateral Agent, any European Lender or any European Issuing Bank may have had notice or knowledge of such Default at the time.  No notice or demand on any European Loan Party in any case shall entitle any European Loan Party to any other or further notice or demand in similar or other circumstances.

(b)  Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the European Collateral Agent and the European Loan Party or European Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

SECTION 4.09.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.10.

SECTION 4.10.  Severability.  In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 4.11.  Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 4.04.  Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 4.12.  Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 4.13.  Jurisdiction; Consent to Service of Process.  (a) Each of the European Loan Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America, sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the European Loan Parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the European Loan Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement or any other Loan Document shall affect any right that the European Collateral Agent, any European Lender or any European Issuing Bank may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any European Loan Party or its properties in the courts of any jurisdiction.

(b)  Each of the European Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section.  Each of the European Loan Parties hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)  Each of the European Loan Parties hereby agrees that service of any process, summons, notice or document by registered mail addressed to such European Loan Party or if required under applicable law, otherwise in accordance with such applicable law, shall be effective service of process for any suit, action or proceeding brought.  Each of the European Loan Parties hereby agrees to promptly appoint an authorized agent organized in the United States and reasonably satisfactory to the European Administrative Agent, upon whom process may be served in any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document.  Each of the European Loan Parties hereby agrees to take any and all actions, including the filing of any and all documents, that may be necessary to establish and continue such appointment in full force and effect as aforesaid.  Service of process upon such authorized agent shall be deemed, in every respect, effective service of process upon the applicable European Loan Party.  Nothing in this Agreement or any other Loan Document will affect the right of the European Collateral Agent to serve process in any other manner permitted by law.

SECTION 4.14.  Termination or Release.  (a)  This Agreement and the Guarantees made hereunder shall terminate when all the European Loan Document Obligations (other than wholly contingent indemnification obligations) then due and owing have been paid in full and the European Lenders have no further commitment to lend under the Credit Agreement, the aggregate European L/C Exposures have been reduced to zero (or, with respect to any outstanding European Letters of Credit, arrangements reasonably satisfactory to the applicable Issuing Bank have been entered into) and the European Issuing Banks have no further obligations to issue European Letters of Credit under the Credit Agreement.

(b)  A European Subsidiary Guarantor shall automatically be released from its obligations hereunder upon the consummation of any transaction permitted by the Credit Agreement as a result of which such European Subsidiary Guarantor ceases to be a Subsidiary of the European Borrower.

(c)  In connection with any termination or release pursuant to paragraph (a) or (b) above, the European Collateral Agent shall execute and deliver to any European Loan Party, at such European Loan Party’s expense, all documents that such European Loan Party shall reasonably request to evidence such termination or release.  Any execution and delivery of documents pursuant to this Section 4.14 shall be without recourse to or warranty by the European Collateral Agent (other than as to the absence of any lien or encumbrance created by it).  Without limiting the provisions of Section 4.06, the European Borrower shall reimburse the European Collateral Agent upon demand for all reasonable and documented costs and out of pocket expenses, including the reasonable and documented fees, charges and disbursements of counsel, incurred by it in connection with any action contemplated by this Section 4.14.

SECTION 4.15.  Additional Grantors.  Pursuant to Section 5.09 of the Credit Agreement, each Foreign Subsidiary organized under the laws of the Republic of France or the Federal Republic of Germany (other than any such Foreign Subsidiary that is an Immaterial Subsidiary) that (i) was not in existence or not a Subsidiary on the Closing Date or (ii) is such a Foreign Subsidiary that has ceased being an Immaterial Subsidiary, is required to enter in this Agreement as a European Subsidiary Guarantor upon becoming such a Subsidiary or ceasing to be such an Immaterial Subsidiary, as the case may be.  Upon execution and delivery by the European Collateral Agent and any such Foreign Subsidiary of a supplement in the form of Exhibit A hereto, such Foreign Subsidiary shall become a European Subsidiary Guarantor hereunder with the same force and effect as if originally named as a European Subsidiary Guarantor herein.  The execution and delivery of any such instrument shall not require the consent of any other European Loan Party hereunder.  The rights and obligations of each European Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new European Subsidiary Guarantor as a party to this Agreement.

SECTION 4.16.  Right of Setoff.  If an Event of Default shall have occurred and is continuing, each European Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such European Lender to or for the credit or the account of any European Loan Party against any and all of the obligations of such European Loan Party now or hereafter existing under this Agreement held by such European Lender, irrespective of whether or not such European Lender shall have made any demand under this Agreement and although such obligations may be unmatured.  The rights of each European Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such European Lender may have.

SECTION 4.17.  Conflicts.  In the event of any conflict between a provision contained herein and a provision contained in the Credit Agreement, the provision contained in the Credit Agreement shall control.

SECTION 4.18.  Parallel Debt.  (a) Each European Loan Party hereby agrees and covenants with the European Collateral Agent that each of them shall pay to the European Collateral Agent sums equal to, and in the currency of, any sums owing by such European Loan Party to a European Secured Party (other than the European Collateral Agent) pursuant to any European Obligation (the “Principal Obligations”) as and when the same becomes due for payment under any Loan Document (the “Parallel Obligations”).

(b)  The European Collateral Agent shall have its own independent right to demand payment of the Parallel Obligations by the European Loan Parties.  The rights of the European Secured Parties to receive payment of the Principal Obligations are several from the rights of the European Collateral Agent to receive the Parallel Obligations; provided that (i) the payment by a European Loan Party of its Parallel Obligations to the European Collateral Agent in accordance with this Section 4.18 shall discharge the corresponding Principal Obligations and (ii) the payment by a European Loan Party of its Principal Obligations in accordance with the provisions of any Loan Document shall discharge the corresponding Parallel Obligations.  Upon the discharge of the Principal Obligations (other than by way of set-off, counterclaim or similar defence) of any European Loan Party, the European Collateral Agent shall not be entitled to demand payment of the corresponding Parallel Obligations of such European Loan Party and such Parallel Obligations shall cease to exist.  Upon the discharge of the Parallel Obligations (other than by way of set-off, counterclaim or similar defence) of any European Loan Party, the European Collateral Agent shall not be entitled to demand payment of the corresponding Principal Obligations of such European Loan Party and such Principal Obligations shall cease to exist.

(c)  Notwithstanding anything to the contrary set forth herein, all payments with respect to the European Obligations shall be made to the Applicable Administrative Agent or as otherwise contemplated in the Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SENSUS METERING SYSTEMS (LUXCO 2) S.AR.L.,

by:

Name:
Title:

SENSUS METERING SYSTEMS (BERMUDA 3) LTD.,

by:

Name:
Title:

SENSUS METERING SYSTEMS (LUXCO 1) S.AR.L.,

by:

Name:
Title:

SENSUS METERING SYSTEMS (LUXCO 3) S.AR.L.,

by:

Name:
Title:

SENSUS METERING SYSTEMS FRANCE HOLDINGS

by:

Name:
Title:

FINANCIERE POLLUX,

by:

Name:
Title:

INVENSYS METERING SYSTEMS SAS

by:

Name:
Title:

BLITZ F03-1420 GMBH

by:

Name:
Title:

INVENSYS METERING SYSTEMS HOLDING GMBH

by:

Name:
Title:

IMSERV GMBH

by:

Name:
Title:

INVENSYS METERING SYSTEMS GMBH HANNOVER

by:

Name:
Title:

POLLUX METER GMBH & CO. KG

by:

Name:
Title:

INVENSYS METERING SYSTEMS GMBH LUDWIGSHAFEN

by:

Name:
Title:

CREDIT SUISSE FIRST BOSTON, acting through its London Branch, as European Collateral Agent,

by:

Name:
Title:

by:

Name:
Title:

SCHEDULE I TO EUROPEAN
GUARANTEE AGREEMENT

EUROPEAN SUBSIDIARY GUARANTORS

Name of Subsidiary	Jurisdiction of Organization	Form of Organization
Sensus Metering Systems (LuxCo 3) S.ÀR.L.	Luxembourg	société a responsabilité limitée

Sensus Metering Systems France Holdings	France	société par actions simplifiée

Financiere Pollux	France	société anonyme

Invensys Metering Systems SAS (to be renamed Sensus Metering Systems (France) SAS)	France	société par actions simplifiée

Blitz S03-1420 GmbH (to be renamed Sensus Metering Systems (Germany Holding) GmbH)	Germany	limited liability company (Gesellschaft mit beschränkter Haftung)

Invensys Metering Systems Holding GmbH (to be renamed IMS Holding GmbH)	Germany	limited liability company (Gesellschaft mit beschränkter Haftung)

IMServ GmbH	Germany	limited liability company (Gesellschaft mit beschränkter Haftung)

Invensys Metering Systems GmbH Hannover (to be renamed Sensus Metering Systems (Hannover Holdings) GmbH)	Germany	limited liability company (Gesellschaft mit beschränkter Haftung)

Pollux Meter GmbH & Co. KG	Germany	limited partnership (Kommanditgesellschaft)

Invensys Metering Systems GmbH Ludwigshafen (to be renamed Sensus Metering Systems (Ludwigshafen Holdings) GmbH)	Germany	limited liability company (Gesellschaft mit beschränkter Haftung)

EXHIBIT A TO EUROPEAN
GUARANTEE AGREEMENT

SUPPLEMENT NO. [•] dated as of [•], to the European Guarantee Agreement dated as of December 17, 2003, among SENSUS METERING SYSTEMS (LUXCO 2) S.AR.L., a société A responsabilité limitée incorporated under Luxembourg law (the “European Borrower”), SENSUS METERING SYSTEMS (BERMUDA 3) LTD., a company organized under the laws of Bermuda (“Bermuda Intermediate Holdco”), SENSUS METERING SYSTEMS (LUXCO 1) S.AR.L., a société A responsabilité limitée incorporated under Luxembourg law (“Luxembourg Intermediate Holdco”), the Subsidiaries of the European Borrower identified herein and CREDIT SUISSE FIRST BOSTON (together with its affiliates, “CSFB”), as European collateral agent (the “European Collateral Agent”) for the European Secured Parties.

A.  Reference is made to the Credit Agreement dated as of December 17, 2003 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Sensus Metering Systems Inc., a Delaware corporation, the European Borrower, Sensus Metering Systems (Bermuda 2) Ltd., a company organized under the laws of Bermuda, the lenders from time to time party thereto (the “Lenders”) and CSFB, as general administrative agent and as European administrative agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the European Guarantee Agreement and the Credit Agreement.

C. The European Loan Parties have entered into the European Guarantee Agreement in order to induce the European Lenders and the European Issuing Banks to extend credit to the European Borrower.  Pursuant to Section 5.09 of the Credit Agreement, each Foreign Subsidiary organized under the laws of the Republic of France or the Federal Republic of Germany (other than any such Foreign Subsidiary that is an Immaterial Subsidiary) that (i) was not in existence or not a Subsidiary on the Closing Date or (ii) is such a Foreign Subsidiary that has ceased being an Immaterial Subsidiary, is required to enter into the European Guarantee Agreement as a European Subsidiary Guarantor upon becoming a such a Foreign Subsidiary.  Section 4.15 of the European Guarantee Agreement provides that additional Foreign Subsidiaries of the European Borrower may become European Subsidiary Guarantors under the European Guarantee Agreement by execution and delivery of this Supplement.  The undersigned Subsidiary of the European Borrower (the “New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a European Subsidiary Guarantor under the European Guarantee Agreement in order to induce the European Lenders and the European Issuing Banks to continue to extend credit to the

European Borrower and as consideration for Loans previously made to the European Borrower and European Letters of Credit previously issued.

Accordingly, the European Collateral Agent and the New Guarantor agree as follows:

SECTION 1.  In accordance with Section 4.15 of the European Guarantee Agreement, the New Guarantor by its signature below becomes a European Subsidiary Guarantor under the European Guarantee Agreement with the same force and effect as if originally named therein as a European Subsidiary Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the European Guarantee Agreement applicable to it as a European Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a European Subsidiary Guarantor thereunder are true and correct on and as of the date hereof.  Each reference to a “European Subsidiary Guarantor” in the European Guarantee Agreement shall be deemed to include the New Guarantor.  The European Guarantee Agreement is hereby incorporated herein by reference.

SECTION 2.  The New Guarantor represents and warrants to the European Collateral Agent and the other European Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3.  This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Supplement shall become effective when the European Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the European Collateral Agent.  Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

SECTION 4.  Except as expressly supplemented hereby, the European Guarantee Agreement shall remain in full force and effect.

SECTION 5.  THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.  In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the European Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of

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which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.  All communications and notices hereunder shall be in writing and given as provided in Section 4.01 of the European Guarantee Agreement.  All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below, with a copy to the European Borrower.

SECTION 8.  The New Guarantor agrees to reimburse the European Collateral Agent for its out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for the European Collateral Agent.

IN WITNESS WHEREOF, the New Guarantor and the European Collateral Agent have duly executed this Supplement to the European Guarantee Agreement as of the day and year first above written.

[NAME OF NEW GUARANTOR],

by:

Name:
Title:

CREDIT SUISSE FIRST BOSTON, acting through its London Branch, as European Collateral Agent,

by:

Name:
Title:

by:

Name:
Title:

3